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                                                                  EXHIBIT 99.289


                     SCE'S UDC BUSINESS IN THE RESTRUCTURED
                            CALIFORNIA ENERGY MARKET


                                DISCUSSION POINTS
                     FOR MEETING WITH STEVE MCMENAMIN OF SCE

                              DARIUSH SHIRMOHAMMADI
                                   PAUL GRIBIK
                                    AL SUDING

                            WEDNESDAY, MARCH 19, 1997
                                  ROSEMEAD, CA



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              IMPACT OF RESTRUCTURING IN CALIFORNIA ON UDC BUSINESS


-- Financial risks to UDC due to developing utility business protocols in California

--       Keeping in synch with changing business protocols

--       Impact on the reliability of distribution system operation

--       Impact on distribution power quality



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                   PRINCIPAL FINANCIAL ASPECT OF UDC BUSINESS
                             CREATING RISK EXPOSURE


--       Payment to PX for energy received

         -        Potential overpayment to PX

--       Payment from customers for energy delivered

         -        Potential undercollection from customers

                  -        Direct Access Customers (DACs)

                  -        "Bundled Retail Customers" (BRCs)



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                                  PAYMENT TO PX


--       Day-ahead settlement

         -        Paper transaction based on forecasted loads

         -        Generators gaming of the PX will flow though to UDC

                  - Could result in overpayment by UDC that may not be recoverable under PBR

                  - UDC may be able to develop strategies to counter gaming by generators

--       Hour-ahead settlement - essentially same as day ahead settlement

--       Real-time/imbalance settlement

         - Accuracy of evaluating energy received would impact financial settlement

                  - Evaluation based on balancing energy deliveries at UDC boundaries

                  -        Evaluation based on state-estimation method

                  - Evaluation based on energy metering at UDC boundary with transmission



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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING


-- Use energy transactions at all boundary points to calculate energy received from PX

         - Current thinking at WEPEX - UDC largely unable to verify energy received

         -        Strong probability of erroneous results due to:

                  -        Errors in accounting for transmission losses

                  - Errors due to load profile errors for transmission level DACs

--       Could result in overpayment or underpayment by UDC to PX

         - Some or all of the overpayment may not be recoverable due to PBR

         - Some or all of the underpayment could be kept by UDC due to PBR

         -        Magnitude of overpayment/underpayment may be estimated



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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING




                                    [CHART]




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                                 PAYMENT TO PX:
               ENERGY EVALUATION USING STATE-ESTIMATION TECHNIQUES


-- Use known analytical methods to estimate energy received from transmission system

         -        Straightforward and inexpensive

-- Accuracy of models, data and measurements may NOT be acceptable for energy metering and payment purposes

         - Further studies required to verify suitability for revenue metering in specific situations

         - State-estimation results could be used to verify energy received




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                                 PAYMENT TO PX:
               ENERGY EVALUATION USING STATE-ESTIMATION TECHNIQUES




                                    [CHART]




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                                 PAYMENT TO PX:
                ENERGY METERING AT UDC BOUNDARY WITH TRANSMISSION


-- Installing revenue metering at all interfaces between the UDC and transmission system

         -        Will accurately know energy received from PX

                  -        Minimizes potential for overpayment/underpayment

         - Major expenditure for installation and operation of metering equipment

                  -        Who pays for this cost?

         -        SCE could study costs and benefits



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                                 PAYMENT TO PX:
              ENERGY EVALUATION USING UDC BOUNDARY ENERGY BALANCING




                                    [CHART]




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                           REVENUE FROM UDC CUSTOMERS


--       Principal components of UDC rate

         -        Energy Charge (EnC): Payment to PX (demand charge?)

         - Customer Service Charge (CSC): Cost of call centers, meter reading, outage management, energy theft, etc., etc.

         - Distribution Wire Charge (DWG): distribution system losses, distribution facilities depreciation

         -        Transmission Access Fee (TAF)

         -        Competitive Transition Charge (CTC)

--       EnC + CSC + DWG + TAF + CTC < PBR
                                     -



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                           REVENUE FROM UDC CUSTOMERS


-- Each UDC rate component could cause over/under-collection by UDC due to:

         -        Inaccurate load profiles for DACs

                  -        Most components of UDC rate are affected by profile

         -        Ability of "profiled" DACs to game their forecasts

                  - Transfer cost impacts of uncertainty in actual load variation to UDC

         -        Unpredictable energy consumption patterns by BRCs

         - "Unfavorable/inconsistent" allocation of rate components to DACs and BRCs



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                     REVENUE FROM UDC CUSTOMERS - CONTINUED


--       UDC may have to absorb all or part of over/under-collection due to PBR

-- SCE could study the impacts on individual rate components and identify mitigation strategies



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                               CONCLUDING REMARKS


-- Utility industry restructuring will impact all aspects of SCE's UDC business

-- Some of these impacts could have negative financial ramifications for SCE

         -        Overpayment to PX

         -        Undercollection from customers

         - PBR mechanism that would not allow recovery of part or all of "lost revenues" or cuts into the CTC collection



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                         CONCLUDING REMARKS - CONTINUED


-- Strategies, methodologies, and information systems could be developed to mitigate adverse impacts faced by UDCs:

         - Influence still ongoing restructuring process in California - Perot Systems can advise

         - Influence developments of rules and protocols related to the technical and financial operation of the UDC - Perot Systems Corporation (PSC) and Policy Assessment Corp. (PAC) Corp. can advise

         - Study potential market operating scenarios that could adversely influence the financial health of the UDC and develop counter measures - PSC and PAC can help with study and development work

         - Improve on the accuracy of energy forecast and measurements - PSC and PAC can help here with study and development work

         - Establish and enforce the correlation between cost/revenue and DACs' loads - PSC can help here with study and development work



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